Cash, cash equivalents and restricted cash (Details) - Schedule of cash, cash equivalents and restricted cash ¥ in Thousands, $ in Thousands		Aug. 31, 2021 CNY (¥)	Aug. 31, 2021 USD ($)	Aug. 31, 2020 CNY (¥)
Schedule of cash, cash equivalents and restricted cash [Abstract]
Cash in bank		¥ 29,626	$ 4,586	¥ 1,158,044
Restricted cash in bank	[1]	355,017	54,953	187,241
Total		¥ 384,643	$ 59,539	¥ 1,345,285

[1]	This related to cash deposits in the bank accounts that are frozen by court order as the Company was subject to multiple legal proceedings, administrative proceedings, claims and other litigation as a result of overdue payments to service providers and loans payable to the lenders.